Exhibit 10.12E

EXECUTION VERSION

FIFTH

LOAN AND SECURITY AGREEMENT SUPPLEMENT

among

SBA PROPERTIES, LLC,

SBA SITES, LLC,

SBA STRUCTURES, LLC,

SBA INFRASTRUCTURE, LLC,

SBA MONARCH TOWERS III, LLC,

SBA 2012 TC ASSETS PR, LLC,

SBA 2012 TC ASSETS, LLC,

SBA TOWERS IV, LLC,

SBA MONARCH TOWERS I, LLC,

SBA TOWERS USVI, INC.,

SBA GC TOWERS, LLC,

SBA TOWERS VII, LLC

SBA TOWERS V, LLC

SBA TOWERS VI, LLC

as Closing Date Borrowers,

and

MIDLAND LOAN SERVICES, A DIVISION OF PNC BANK, NATIONAL ASSOCIATION,

as Servicer on behalf of Deutsche Bank Trust Company Americas, as Trustee dated as of September 13, 2019

TABLE OF CONTENTS

		Page
	ARTICLE I

	DEFINITIONS AND INCORPORATION BY REFERENCE

Section 1.01	Definitions	2

	ARTICLE II

	2019-1C COMPONENT AND 2019-1R COMPONENT DETAILS

Section 2.01	2019-1C Component and 2019-1R Component Details	3

	ARTICLE III

	MORTGAGE LOAN INCREASE

Section 3.01	Loan Increase	5
Section 3.02	Use of Proceeds	6

	ARTICLE IV

REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE BORROWERS

Section 4.01	Representations and Warranties	6
Section 4.02	Amendments to Exhibits and Schedules to the Loan Agreement	6

	ARTICLE V

	GENERAL PROVISIONS

Section 5.01	Governing Law	7
Section 5.02	Severability	7
Section 5.03	Counterparts	7

	ARTICLE VI

	APPLICABILITY OF THE LOAN AGREEMENT

Section 6.01	Applicability	7

-i-

FIFTH LOAN AND SECURITY AGREEMENT SUPPLEMENT

FIFTH LOAN AND SECURITY AGREEMENT SUPPLEMENT (this “Loan Agreement Supplement”), dated as of September 13, 2019, and entered into by and among SBA PROPERTIES, LLC, a Delaware limited liability company (“SBA Properties”), SBA SITES, LLC, a Delaware limited liability company (“SBA Sites”), SBA STRUCTURES, LLC, a Delaware limited liability company (“SBA Structures”), SBA INFRASTRUCTURE, LLC, a Delaware limited liability company (“SBA Infrastructure”), SBA MONARCH TOWERS III, LLC, a Delaware limited liability company (“SBA Monarch III”), SBA 2012 TC ASSETS PR, LLC, a Delaware limited liability company (“SBA TC PR”), SBA 2012 TC ASSETS, LLC, a Delaware limited liability company (“SBA TC”), SBA TOWERS IV, LLC, a Delaware limited liability company (“SBA Towers IV”), SBA MONARCH TOWERS I, LLC, a Delaware limited liability company (“SBA Monarch I”), SBA TOWERS USVI, INC., a U.S. Virgin Islands corporation (“SBA USVI”), SBA GC TOWERS, LLC, a Delaware limited liability company (“SBA GC”), SBA TOWERS VII, LLC, a Delaware limited liability company (“SBA Towers VII”), SBA TOWERS V, LLC, a Delaware limited liability company (“SBA Towers V”) and SBA TOWERS VI, LLC, a Delaware limited liability company (“SBA Towers VI” and, collectively with SBA Properties, SBA Sites, SBA Structures, SBA Infrastructure, SBA Monarch III, SBA TC PR, SBA TC, SBA Towers IV, SBA Monarch I, SBA USVI, SBA GC, SBA Towers VII and SBA Towers V, the “Closing Date Borrowers” and, each individually, a “Closing Date Borrower”), and MIDLAND LOAN SERVICES, A DIVISION OF PNC BANK, NATIONAL ASSOCIATION, as servicer (the “Servicer”), on behalf of DEUTSCHE BANK TRUST COMPANY AMERICAS, as trustee (the “Trustee”) under that certain Amended and Restated Trust and Servicing Agreement (as amended, restated, supplemented or otherwise modified from time to time, the “Trust Agreement”) dated as of October 15, 2014 among SBA DEPOSITOR LLC (the “Depositor”), the Servicer and the Trustee.

RECITALS

WHEREAS, the Closing Date Borrowers are the Borrowers under a Second Amended and Restated Loan and Security Agreement, dated as of October 15, 2014, as supplemented and amended by the First Loan and Security Agreement Supplement and Amendment, dated as of October 14, 2015, the Second Loan and Security Agreement Supplement, dated as of July 7, 2016, the Third Loan and Security Agreement Supplement and Amendment, dated as of April 17, 2017 and the Fourth Loan and Security Agreement Supplement, dated as of March 9, 2018 (the “Loan Agreement”), among the Closing Date Borrowers and the Servicer on behalf of the Trustee;

WHEREAS, pursuant to Section 3.2 of the Loan Agreement, the Closing Date Borrowers desire to effect a Loan Increase in an amount equal to $1,226,400,000 (the “Fifth Mortgage Loan Increase”), in the form of (i) one (1) component in an amount equal to $1,165,000,000 designated as the 2019-1C Component (the “2019-1C Component”) and (ii) one (1) component in an amount equal to $61,400,000 designated as the 2019-1R Component (the “2019-1R Component”), and the Lender has agreed to the Fifth Mortgage Loan Increase and to advance the amount of the Fifth Mortgage Loan Increase;

WHEREAS, each of the 2019-1C Component and the 2019-1R Component constitutes a Component as defined in the Loan Agreement;

WHEREAS, the Closing Date Borrowers and the Lender have agreed to certain amendments to the Loan Agreement in accordance with Section 14.3 thereof;

WHEREAS, the Closing Date Borrowers and the Lender intend these recitals to be a material part of this Loan Agreement Supplement; and

WHEREAS, all things necessary to make this Loan Agreement Supplement the valid and legally binding obligation of the Closing Date Borrowers in accordance with its terms, for the uses and purposes herein set forth, have been done and performed.

NOW, THEREFORE, it is mutually covenanted and agreed as follows:

ARTICLE I

DEFINITIONS AND INCORPORATION BY REFERENCE

Section 1.01 Definitions. All defined terms used herein and not defined herein shall have the meanings ascribed to such terms in the Loan Agreement. All words and phrases defined in the Loan Agreement shall have the same meanings in this Loan Agreement Supplement, except as otherwise appears in this Article. In addition, the following terms have the following meanings in this Loan Agreement Supplement unless the context clearly requires otherwise:

“2019-1C Component” shall have the meaning ascribed to it in the Recitals hereto.

“2019-1C Note” shall have the meaning ascribed to it in Section 3.01(b) hereof.

“2019-1C Securities” shall mean the Series 2019-1C securities issued by the SBA Tower Trust pursuant to the Trust Agreement corresponding to the 2019-1C Component.

“2019-1R Component” shall have the meaning ascribed to it in the Recitals hereto.

“2019-1R Note” shall have the meaning ascribed to it in Section 3.01(b) hereof.

“2019-1R Securities” shall mean the Series 2019-1R securities issued by the SBA Tower Trust pursuant to the Trust Agreement corresponding to the 2019-1R Component.

“Additional Closing Date” shall mean September 13, 2019.

“Anticipated Repayment Date” shall have the meaning ascribed to it in Section 2.01(a)(iv) hereof.

“Component Rate” shall mean, for each of the 2019-1C Component and the 2019-1R Component, the applicable rate per annum set forth in respect of such Component in Section 2.01(a)(i) hereof.

“Fifth Mortgage Loan Increase” shall have the meaning ascribed to it in the Recitals hereto.

“Loan Agreement” shall have the meaning ascribed to it in the Recitals hereto.

“Maturity Date” shall mean the date set forth in Section 2.01(a)(iii) hereof.

“Mortgage File” shall have the meaning ascribed to it in the Trust Agreement.

“Post-ARD Additional Interest Rate” shall have the meaning ascribed to it in Section 2.01(a)(ii) hereof.

“Yield Maintenance” shall have the meaning ascribed to it in Section 2.01(a)(iv) hereof.

Words importing the masculine gender include the feminine gender. Words importing persons include firms, associations and corporations. Words importing the singular number include the plural number and vice versa. Additional terms are defined in the body of this Loan Agreement Supplement.

In the event that any term or provision contained herein with respect to the 2019-1C Component or the 2019-1R Component shall conflict with or be inconsistent with any term or provision contained in the Loan Agreement, the terms and provisions of this Loan Agreement Supplement shall govern.

ARTICLE II

2019-1C COMPONENT AND 2019-1R COMPONENT DETAILS

Section 2.01 2019-1C Component and 2019-1R Component Details. (a) Except as otherwise set forth below, each of the 2019-1C Component and the 2019-1R Component authenticated and delivered under this Loan Agreement Supplement shall consist of one (1) Component having:

(i) The designation, the initial Component Principal Balance and the Component Rate set forth below.

Component	Initial Component Principal Balance	Component Rate
2019-1C Component	$1,165,000,000	2.836%
2019-1R Component	$61,400,000	4.213%

(ii) With respect to the 2019-1C Component only, Post-ARD Additional Interest Rate determined by the Servicer to be the greater of (i) five percent (5%) and (ii) the amount, if any, by which the sum of the following exceeds the Component Rate for the 2019-1C Component: (x) the yield to maturity (adjusted to a “mortgage equivalent basis” pursuant to the standards and practices of the Securities Industry Association) on the Anticipated Repayment Date for the 2019-1C Component, of the United States Treasury Security having a term closest to ten (10) years plus (y) 1.30% plus (z) five percent (5%). No Post-ARD Additional Interest will accrue with respect to the 2019-1R Component.

(iii) A Maturity Date which is the Due Date occurring in January 2050 or such earlier date on which the final payment of principal of the Notes becomes due and payable as provided in the Loan Agreement, whether at such Maturity Date, by acceleration, or otherwise.

(iv) With respect to the 2019-1C Component only, Yield Maintenance in an amount equal to the excess, if any, of (i) the present value as of the date of prepayment (by acceleration or otherwise) of all future installments of principal and interest that the Closing Date Borrowers would otherwise be required to pay on the 2019-1C Component (or portion thereof) on the related Due Date from the date of such prepayment to and including the first Due Date that occurs less than twelve months prior to the Anticipated Repayment Date for the 2019-1C Component absent such prepayment, assuming the entire unpaid Principal Amount of the 2019-1C Component is required to be paid on such Due Date, with such present value determined by the use of a discount rate equal to the sum of (x) the yield to maturity (adjusted to a “mortgage equivalent basis” pursuant to the standards and practices of the Securities Industry Association), on the Due Date relating to the date of such prepayment, of the United States Treasury Security having the maturity closest to the Distribution Date that occurs twelve months prior to the Assumed Final Distribution Date related to the Due Date in January 2025 (such date with respect to each of the 2019-1C Component and the 2019-1R Component, the “Anticipated Repayment Date”) plus (y) 0.50% over (ii) the Component Principal Balance of the 2019-1C Component (or portion thereof) on the date of such prepayment. No Yield Maintenance is payable in connection with any prepayment of the 2019-1C Component that occurs less than twelve months prior to the Anticipated Repayment Date for the 2019-1C Component. No Yield Maintenance is payable in connection with any repayment of the 2019-1R Component at any time.

(v) Interest shall accrue on each of the (i) 2019-1C Component and the corresponding 2019-1C Note and (ii) 2019-1R Component and the corresponding 2019-1R Note, from and including the Additional Closing Date.

(b) There are no scheduled principal payments in respect of either the 2019-1C Component or the 2019-1R Component, and the Closing Date Borrowers shall not be required to pay any principal of the 2019-1C Component or the 2019-1R Component prior to the Anticipated Repayment Date, other than after the occurrence and during the continuation of an Amortization Period or an Event of Default as provided in the Loan Agreement or as otherwise required under the terms of the Loan Documents.

ARTICLE III

MORTGAGE LOAN INCREASE

Section 3.01 Loan Increase. (a) Pursuant to Section 3.2 of the Loan Agreement, the Lender and the Closing Date Borrowers agree to the Fifth Mortgage Loan Increase corresponding to the 2019-1C Component and the 2019-1R Component.

(b) On the Additional Closing Date, each Closing Date Borrower shall execute and deliver to the Trustee (i) a promissory note payable to the order of the Trustee evidencing the 2019-1C Component, in the initial principal amount equal to $1,165,000,000 (the “2019-1C Note”) and (ii) a promissory note payable to the order of the Trustee evidencing the 2019-1R Component, in the initial principal amount equal to $61,400,000 (the “2019-1R Note”). Each of the 2019-1C Note and the 2019-1R Note shall bear interest on the unpaid principal amount thereof at the applicable Component Rate set forth in respect of such Component in Section 2.01(a)(i) hereof and mature on the Maturity Date set forth in Section 2.01(a)(iii) hereof.

(c) The Closing Date Borrowers hereby agree that they will deliver to and deposit with, or cause to be delivered to and deposited with, the Servicer, on or before the Additional Closing Date (or, if any of the following items are not in the actual possession of the Closing Date Borrowers, as soon as reasonably practical, but in any event within 90 days after the Additional Closing Date): (i) the documents with respect to the Fifth Mortgage Loan Increase required for the Mortgage File (other than the 2019-1C Note and the 2019-1R Note referred to in Section 3.01(b) hereof) and (ii) originals or copies of all other documents, certificates and opinions in the possession or under the control of the Closing Date Borrowers with respect to the Fifth Mortgage Loan Increase that are necessary for the ongoing servicing and administration of the Loan.

(d) The Closing Date Borrowers hereby represent and warrant to the Lender that each condition of Section 3.2 of the Loan Agreement in respect of the Fifth Mortgage Loan Increase has been satisfied, as of the Additional Closing Date, including the delivery to:

(i) the Servicer of an opinion of counsel satisfying the requirements of Section 3.2(A)(vi) of the Loan Agreement;

(ii) the Trustee of the list required to be delivered pursuant to Section 3.2(A)(x) of the Loan Agreement of the Mortgaged Sites encumbered by Deeds of Trust being amended in connection with the Fifth Mortgage Loan Increase, identified by Site number, together with such other information with respect to such Mortgaged Sites as shall have been reasonably requested by the Trustee; and

(iii) the Servicer of an Officer’s Certificate dated as of the Additional Closing Date to the effect set forth in Section 3.2(B) of the Loan Agreement.

(e) The parties hereto agree that the Additional Closing Date is an Allocated Loan Amount Determination Date, pursuant to Section 11.8 of the Loan Agreement, and the Servicer has determined the Allocated Loan Amounts for each Site after giving effect to the Fifth Mortgage Loan Increase, as described herein, based on information provided to it by the Manager, and until any subsequent Allocated Loan Amount Determination Date, such Allocated Loan Amounts shall be as set forth on Exhibit A hereto.

Section 3.02 Use of Proceeds. The proceeds from the sale of the 2019-1C Securities and the 2019-1R Securities shall be used to fund the Fifth Mortgage Loan Increase and the proceeds of the Fifth Mortgage Loan Increase shall be used to (i) prepay the 2014-1C Component, including accrued and unpaid interest thereon, (ii) pay all recording fees and taxes, reasonable out of pocket costs and expenses incurred by the Lender, including reasonable legal fees and expenses of counsel to the Lender, and other costs and expenses approved by the Lender (which approval will not be unreasonably withheld or delayed) related to the 2019-1C Component and the 2019-1R Component; and (iii) pay all fees and expenses incurred by the Closing Date Borrowers; and (iv) make a cash distribution to the Guarantor.

ARTICLE IV

REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE BORROWERS

Section 4.01 Representations and Warranties. (a) Each Closing Date Borrower hereby represents and warrants to the Lender that, as to itself and its Sites, each of the representations and warranties set forth in Article IV of the Loan Agreement is true as of the Additional Closing Date.

(b) Each of the Closing Date Borrowers hereby represents and warrants to the Lender that each condition of Section 3.2 of the Loan Agreement and Section 3.25 of the Trust Agreement have been satisfied as of the Additional Closing Date.

Section 4.02 Amendments to Exhibits and Schedules to the Loan Agreement.

(a) The parties hereto agree that Exhibits B, C and D of the Loan Agreement are hereby deleted in their entirety and replaced by Exhibits B, C and D hereto.

(b) The parties hereto agree that Schedules 4.25, 4.26 and 4.27 of the Loan Agreement are hereby deleted in their entirety and replaced by Schedules 4.25, 4.26 and 4.27, respectively, hereto.

ARTICLE V

GENERAL PROVISIONS

Section 5.01 Governing Law. THIS LOAN AGREEMENT SUPPLEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. THE CLOSING DATE BORROWERS IRREVOCABLY SUBMIT TO THE JURISDICTION OF ANY NEW YORK STATE COURT OR UNITED STATES FEDERAL COURT SITTING IN THE BOROUGH OF MANHATTAN, THE CITY OF NEW YORK IN RESPECT OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR IN RELATION TO THE LOAN AGREEMENT, THIS LOAN AGREEMENT SUPPLEMENT OR THE OTHER LOAN DOCUMENTS.

Section 5.02 Severability. In case any provision in this Loan Agreement Supplement shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 5.03 Counterparts. This Loan Agreement Supplement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such respective counterparts shall together constitute but one and the same instrument. Delivery of an executed counterpart of a signature page of this Loan Agreement Supplement in Portable Document Format (PDF) or by facsimile transmission shall be as effective as delivery of a manually executed original counterpart of this Loan Agreement Supplement.

ARTICLE VI

APPLICABILITY OF THE LOAN AGREEMENT

Section 6.01 Applicability. The provisions of the Loan Agreement are hereby ratified, approved and confirmed, as supplemented and amended by this Loan Agreement Supplement. The representations, warranties and covenants contained in the Loan Agreement (except as expressly modified herein) are hereby reaffirmed with the same force and effect as if fully set forth herein and made again as of the Additional Closing Date.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Closing Date Borrowers and the Servicer on behalf of the Trustee have caused this Loan Agreement Supplement to be duly executed by their respective officers, thereunto duly authorized, all as of the day and year first above written.

SBA PROPERTIES, LLC, as Closing Date Borrower	SBA SITES, LLC, as Closing Date Borrower

By:	/s/ Thomas P. Hunt	By:	/s/ Thomas P. Hunt

Name: Thomas P. Hunt	Name: Thomas P. Hunt
Title: Executive Vice President and General Counsel	Title: Executive Vice President and General Counsel

SBA STRUCTURES, LLC, as Closing Date Borrower	SBA INFRASTRUCTURE, LLC, as Closing Date Borrower

By:	/s/ Thomas P. Hunt	By:	/s/ Thomas P. Hunt

Name: Thomas P. Hunt	Name: Thomas P. Hunt
Title: Executive Vice President and General Counsel	Title: Executive Vice President and General Counsel

SBA MONARCH TOWERS III, LLC, as Closing Date Borrower	SBA 2012 TC ASSETS PR, LLC, as Closing Date Borrower

By:	/s/ Thomas P. Hunt	By:	/s/ Thomas P. Hunt

Name: Thomas P. Hunt	Name: Thomas P. Hunt
Title: Executive Vice President and General Counsel	Title: Executive Vice President and General Counsel

SBA 2012 TC ASSETS, LLC, as Closing Date Borrower	SBA TOWERS IV, LLC, as Closing Date Borrower

By:	/s/ Thomas P. Hunt	By:	/s/ Thomas P. Hunt

Name: Thomas P. Hunt	Name: Thomas P. Hunt
Title: Executive Vice President and General Counsel	Title: Executive Vice President and General Counsel

SBA MONARCH TOWERS I, LLC, as Closing Date Borrower	SBA TOWERS USVI, INC., as Closing Date Borrower

By:	/s/ Thomas P. Hunt	By:	/s/ Thomas P. Hunt

Name: Thomas P. Hunt	Name: Thomas P. Hunt
Title: Executive Vice President and General Counsel	Title: Executive Vice President and General Counsel

SBA GC TOWERS, LLC, as Closing Date Borrower	SBA TOWERS VII, LLC, as Closing Date Borrower

By:	/s/ Thomas P. Hunt	By:	/s/ Thomas P. Hunt

Name: Thomas P. Hunt	Name: Thomas P. Hunt
Title: Executive Vice President and General Counsel	Title: Executive Vice President and General Counsel

SBA TOWERS V, LLC, as Closing Date Borrower	SBA TOWERS VI, LLC, as Closing Date Borrower

By:	/s/ Thomas P. Hunt	By:	/s/ Thomas P. Hunt

Name: Thomas P. Hunt	Name: Thomas P. Hunt
Title: Executive Vice President and General Counsel	Title: Executive Vice President and General Counsel

MIDLAND LOAN SERVICES, A DIVISION OF PNC BANK, NATIONAL ASSOCIATION, as Servicer

By:	/s/ David A. Eckels
Name: David A. Eckels
Title: Senior Vice President